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                            Prudential Mutual Funds
                       Supplement dated November 11, 1996
    The following information supplements the Prospectus of each of the Funds listed below.
SHAREHOLDER GUIDE
ALTERNATIVE PURCHASE PLAN
Class A Shares
    PruArray Savings Program. Class A shares are also offered at net asset value to employees of companies that enter into a written agreement with Prudential Retirement Services to participate in the PruArray Savings Program. Under this Program, a limited number of Prudential Mutual Funds are available for purchase at net asset value by Individual Retirement Accounts and Savings Accumulation Plans of the company's employees. The Program is available only to (i) employees who open an IRA or Savings Accumulation Plan account with the Fund's transfer agent and (ii) spouses of employees who open an IRA account with the Fund's transfer agent. The Program is offered to companies that have at least 250 eligible employees.
    Listed below are the names of the Prudential Mutual Funds and the dates of the Prospectuses to which this supplement relates.

Name of Fund                                      Date of Prospectus
---------------------------------------------     -------------------
Prudential Allocation Fund
  (Balanced Portfolio)                            September 27, 1996
Prudential Equity Fund, Inc.                      March 1, 1996
Prudential Global Genesis Fund, Inc.              July 30, 1996
Prudential High Yield Fund, Inc.                  March 1, 1996
Prudential Natural Resources Fund, Inc.           July 30, 1996
Prudential Structured Maturity Fund, Inc.         March 1, 1996
The Global Government Plus Fund, Inc.             January 15, 1996
Nicholas Applegate Growth Equity Fund             March 4, 1996

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